EXHIBIT 21.1

                                                     CECI SUBSIDIARIES

                  COSO HOTSPRINGS INTERMOUNTAIN POWER, INC. (CHIP) Incorporated in Delaware

                  COSO ENERGY DEVELOPERS (CED)
                  Formed in California

                  CHINA LAKE OPERATING CO. (CLOC)
                  Incorporated in Delaware

                  COSO FINANCE PARTNERS (CFP)
                  Formed in California

                  COSO TECHNOLOGY CORPORATION (CTC)
                  Incorporated in Delaware

                  COSO POWER DEVELOPERS (CPD)
                  Formed in California

                  COSO FUNDING CORP. (CFC)
                  Incorporated in Delaware

                  COSO TRANSMISSION LINE PARTNERS (CTLP)
                  Formed in California

                  CHINA LAKE GEOTHERMAL MANAGEMENT COMPANY (CLGMC) Incorporated in Delaware

                  COSO FINANCE PARTNERS II (CFP II)
                  Formed in California

                  CHINA LAKE PLANT SERVICES, INC. (CLPSI)
                  Incorporated in California

                  COSO LAND COMPANY (CLC)
                  Formed in California

                  CHINA LAKE JOINT VENTURE (CLJV)
                  Formed in California

                  COSO GEOTHERMAL COMPANY (CGC)
                  Formed in California

                  COSO HOTSPRINGS OVERLAND POWER, INC. (CHOP)
                  Incorporated in Delaware

                  CE GEOTHERMAL, INC. (CEG)
                  Incorporated in Delaware

                  WESTERN STATES GEOTHERMAL COMPANY (WSG)
                  Incorporated in Delaware

                  INTERMOUNTAIN GEOTHERMAL COMPANY (IGC)
                  Incorporated in Delaware

                  CE CIS-FSU, INC. (CCF)
                  Incorporated in Delaware

                  CALIFORNIA ENERGY DEVELOPMENT CORPORATION (CEDC) Incorporated in Delaware

                  CALIFORNIA ENERGY YUMA CORPORATION (CEYC)
                  Incorporated in Utah

                  YUMA COGENERATION ASSOCIATES (YCA)
                  Formed in Utah

                  ROSE VALLEY PROPERTIES, INC. (RVP)
                  Incorporated in Delaware







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                  THE BEN HOLT CO. (BHC)
                  Incorporated in Delaware

                  CBE ENGINEERING CO. (CBC)
                  Incorporated in Delaware

                  KENNEBEC CONSTRUCTION, CO. (KCC)
                  Incorporated in California

                  THE BEN HOLT INTERNATIONAL CO., INC. (BHIC)
                  Incorporated in Delaware

                  CE EXPLORATION COMPANY (CEX)
                  Incorporated in Delaware

                  CE NEWBERRY, INC. (CEN)
                  Incorporated in Delaware

                  CE HUMBOLDT, INC. (CEH)
                  Incorporated in Delaware

                  CALIFORNIA ENERGY INTERNATIONAL SERVICES, INC. (CEISI) Incorporated in Delaware

                  AMERICAN PACIFIC FINANCE COMPANY (APFC)
                  Incorporated in Delaware

                  CALIFORNIA ENERGY GENERAL CORPORATION (CEGC)
                  Incorporated in Delaware

                  CE ACQUISITION COMPANY, INC.
                  Incorporated in Delaware

                  CE INTERNATIONAL INVESTMENTS LTD. (CEII)
                  Incorporated in Bermuda

                  CE MAHANAGDONG LTD.
                  Incorporated in Bermuda

                  CE LUZON GEOTHERMAL POWER COMPANY, INC.
                  Incorporated in the Philippines

                  CE PHILIPPINES LTD.
                  Incorporated in Bermuda

                  ORMAT CEBU LTD.
                  Incorporated in Bermuda

                  CE CEBU GEOTHERMAL POWER COMPANY, INC.
                  Incorporated in the Philippines

                  CE INDONESIA LTD.
                  Incorporated in Bermuda

                  HIMPURNA CALIFORNIA ENERGY LTD.
                  Incorporated in Bermuda

                  CE COLOMBIA LTD.
                  Incorporated in Bermuda

                  BALI ENERGY LTD.
                  Incorporated in Bermuda

                  CE CASECNAN LTD.
                  Incorporated in Bermuda

                  CE LATIN AMERICA LTD.
                  Incorporated in Bermuda

                  PATUHA POWER, LTD.
                  Incorporated in Bermuda







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                  CE SINGAPORE LTD.
                  Incorporated in Bermuda

                  CALIFORNIA ENERGY INTERNATIONAL LTD.
                  Incorporated in Bermuda

                  CE CASECNAN WATER AND ENERGY COMPANY, INC.
                  Incorporated in the Philippines

                  CE BALI LTD.
                  Incorporated in Bermuda

                  CE IJEN LTD.
                  Incorporated in Bermuda

                  KIEWIT JOINT VENTURE AGREEMENT
                  Nebraska Contractual Joint Venture